COMPASS 2 AND 3 VARIABLE ACCOUNTS:

                        MANAGED SECTORS VARIABLE ACCOUNT

                      Supplement to the Current Prospectus

Effective immediately, the first paragraph of the Principal Investment Policies section of the Managed Sectors Variable Account (MSVA) prospectus has been restated as follows:

        MSVA invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of companies in 13 sectors. MSVA chooses its investments from the following 13 sectors: autos and housing; basic materials; consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; and utilities. MSVA may also invest in new sectors from time to time. MSVA may invest a maximum of 50% of its net assets in any one sector. MSVA generally focuses on companies with larger market capitalizations, defined by MSVA as companies with market capitalizations equaling or exceeding $5 billion at the time of MSVA's investment. MSVA's investments may include securities traded in the over-the-counter markets.


                 The date of this Supplement is August 5, 2002